Filed Pursuant to 497 (d)
                         Registration File No.: 333-90837

                      PROSPECTUS SUPPLEMENT
                      DATED OCTOBER 5, 2000

This prospectus supplement dated October 5, 2000 modifies the prospectus for the PaineWebber Equity
Trust, Growth Stock Series 24 dated March 1, 2000
(referred to herein as the "Trust").

Lucent Technologies Inc., an issuer of one of the equity securities held by the Trust, has announced a spin-off of Avaya Inc. Due to the spin-off, the Trust has received one share of Avaya Inc. for every twelve shares of Lucent Technologies Inc.
The Trust will continue to hold Lucent
Technologies Inc. and Avaya Inc. securities.